Exhibit 10.8

                            PRESTIGE FINANCIAL CORP.

                               Second Addendum to
                         Executive Employment Agreement

     WHEREAS, the Board of Directors of Prestige Financial Corp. (the "Company") and Arnold F. Horvath (the "Executive") entered into an Executive Employment Agreement (the "Agreement") effective January 1, 1994; and

     WHEREAS, said Agreement was modified, effective August 16, 1995, by an Addendum to Executive Employment Agreement ("First Addendum"); and

     WHEREAS, the Company and the Executive desire to modify said Agreement and First Addendum in certain respects as set forth herein; and

     WHEREAS, the Agreement provides for modification or amendment solely by an instrument in writing signed by the parties.

     NOW, THEREFORE, in consideration of the mutual covenants of the parties herein contained, the parties hereto agree to modify said Agreement as follows:

1. Section 2. A of the Agreement shall be modified by striking said paragraph and substituting therefor the following:

     "A. TERM OF EMPLOYMENT. The period of Executive's employment under this Agreement shall commence on January 1, 1998, and shall continue for a period of four years thereafter or until the date of the Executive's death, if earlier. This Agreement shall automatically be extended for additional one-year periods without action by the parties beginning January 1, 2002, and on January 1 of each year thereafter unless either party serves written notice upon the other at least 90 days prior to the January 1 renewal date of each succeeding year stating such party's intention to terminate this Agreement."

2. Section "5-B(i)" of the Agreement shall be modified by substituting "5-A(ii) for 5-A(i)" in the second line thereof

3. Section 3 of the Agreement shall be modified by adding sub-paragraph "H" to the end thereof, which shall state as follows:


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


"H EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME AGREEMENT. The Company and the Executive have entered into an Executive Supplemental Retirement Income Agreement ("SERP") for the benefit of the Executive under which the Company has promised to pay certain benefits to the Executive following his termination of employment. The Company agrees to honor said SERP in accordance with its terms, provided, however, that in the event of an imminent Change in Control, as defined herein and/or in said SERP, pursuant to which the Company has agreed to make a final lump sum contribution equal to the present value of all remaining contributions to the Retirement Income Trust Fund (as defined in the SERP), the Company agrees that such contribution shall be made in such a manner as to minimize any potential "excess parachute payment" as defined in Section 280G of the Internal Revenue Code of 1986, as amended ("Code"). For example, in the event that an imminent Change in Control shall occur in the immediately succeeding calendar year pursuant to a definitive agreement executed or any other action taken in a calendar year, then the Company shall make the final contribution in the year immediately preceding the calendar year of the Change in Control, i.e., in the year of the execution of said definitive agreement or other action causing the imminent Change in Control".

4. The First Addendum to the Agreement shall be modified by adding new paragraph 12 to the end thereof which shall state as follows:

"12. Accelerated Vesting of SARs in the event of a Change in Control.
     Notwithstanding anything herein to the contrary, in the event of an imminent 100 percent Change in Control pursuant to paragraph 6 of the First Addendum, or in the event of an imminent 30 percent change in control pursuant to paragraph 7 of the First Addendum, the Company shall cause the accelerated vesting of all or a portion (but not less than 30 percent) of the SARs value to the Executive under the imminent Change in Control in such a manner as to minimize any potential "excess parachute payment" as defined in Section 280G of the Code. The remaining portion of the SAR's value shall then be forfeited by the Executive. For example, in the event that an imminent Change in Control shall occur in the immediately succeeding calendar year pursuant to a definitive agreement executed or any other action taken in a calendar year, then the Company may agree to immediately bonus the Executive to the extent of 35% (with Executive then forfeiting 65%) of the anticipated SAR's value attributable to the Change in Control, in the year immediately preceding the calendar year of the Change in Control, i.e., in the year of the execution of said definitive agreement or other action causing the imminent Change in Control."


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


5. This Second Addendum shall be effective as of the 1st day of January, 1998. In all respects not inconsistent herewith, the Agreement and First Addendum shall remain in full force and effect.

     IN WITNESS WHEREOF, Prestige Financial Corp, has caused this Second Addendum to be executed and its seal affixed here into by its officers thereunto duly authorized, and the Executive has signed this Second Addendum, all as of the 29th day of December 1997.

ATTEST:                                           PRESTIGE FINANCIAL CORP.
                                                  Louis R. DeFalco

/s/ [ILLEGIBLE]                                   /s/ Louis R. DeFalco
---------------------------                       ------------------------------
Secretary                                         Chairman of the Board


WITNESS:                                          Arnold F. Horvath

/s/ Deborah A. Fabian                             /s/ Arnold F. Horvath
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


                            PRESTIGE FINANCIAL CORP.

                               Second Addendum to
                         Executive Employment Agreement

     WHEREAS, the Board of Directors of Prestige Financial Corp. (the "Company") and Robert J. Jablonski (the Executive") entered into an Executive Employment Agreement (the "Agreement") effective January 1, 1994; and

     WHEREAS, said Agreement was modified, effective August 16, 1995, by an Addendum to Executive Employment Agreement ("First Addendum"); and

     WHEREAS, the Company and the Executive desire to modify said Agreement and First Addendum in certain respects as set forth herein; and

     WHEREAS, the Agreement provides for modification or amendment solely by an instrument in writing signed by the parties.

     NOW, THEREFORE, in consideration of the mutual covenants of the parties herein contained, the parties hereto agree to modify said Agreement as follows:

1. Section 2. A of the Agreement shall be modified by striking said paragraph and substituting therefor the following:

     "A. TERM OF EMPLOYMENT. The period of Executive's employment under this Agreement shall commence on January 1, 1998, and shall continue for a period of four years thereafter or until the date of the Executive's death, if earlier. This Agreement shall automatically be extended for additional one-year periods without action by the parties beginning January 1, 2002, and on January 1 of each year thereafter unless either party serves written notice upon the other at least 90 days prior to the January 1 renewal date of each succeeding year stating such party's intention to terminate this Agreement."

2. Section "5-B(i)" of the Agreement shall be modified by substituting "5-A(ii) for 5-A(i)" in the second line thereof

3. Section 3 of the Agreement shall be modified by adding sub-paragraph "H" to the end thereof, which shall state as follows:


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


     "H. EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME AGREEMENT. The Company and the Executive have entered into an Executive Supplemental Retirement Income Agreement ("SERP") for the benefit of the Executive under which the Company has promised to pay certain benefits to the Executive following his termination of employment. The Company agrees to honor said SERP in accordance with its terms, provided, however, that in the event of an imminent Change in Control, as defined herein and/or in said SERP, pursuant to which the Company has agreed to make a final lump sum contribution equal to the present value of all remaining contributions to the Retirement Income Trust Fund (as defined in the SERP), the Company agrees that such contribution shall be made in such a manner as to minimize any potential "excess parachute payment" as defined in Section 280G of the Internal Revenue Code of 1986, as amended ("Code"). For example, in the event that an imminent Change in Control shall occur in the immediately succeeding calendar year pursuant to a definitive agreement executed or any other action taken in a calendar year, then the Company shall make the final contribution in the year immediately preceding the calendar year of the Change in Control, i.e., in the year of the execution of said definitive agreement or other action causing the imminent Change in Control".

4. The First Addendum to the Agreement shall be modified by adding new paragraph 12 to the end thereof which shall state as follows:

     "12. Accelerated Vesting of SARs in the event of a Change in Control.
          Notwithstanding anything herein to the contrary, in the event of an imminent 100 percent Change in Control pursuant to paragraph 6 of the First Addendum, or in the event of an imminent 30 percent change in control pursuant to paragraph 7 of the First Addendum, the Company shall cause the accelerated vesting of all or a portion (but not less than 30 percent) of the SARs value to the Executive under the imminent Change in Control in such a manner as to minimize any potential "excess parachute payment" as defined in Section 280G of the Code. The remaining portion of the SAR's value shall then be forfeited by the Executive. For example, in the event that an imminent Change in Control shall occur in the immediately succeeding calendar year pursuant to a definitive agreement executed or any other action taken in a calendar year, then the Company may agree to immediately bonus the Executive to the extent of 35% (with Executive then forfeiting 65%) of the anticipated SAR's value attributable to the Change in Control, in the year immediately preceding the calendar year of the Change in Control, i.e., in the year of the execution of said definitive agreement or other action causing the imminent Change in Control."


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


5. This Second Addendum shall be effective as of the 1st day of January, 1998. In all respects not inconsistent herewith, the Agreement and First Addendum shall remain in full force and effect.

     IN WITNESS WHEREOF, Prestige Financial Corp, has caused this Second Addendum to be executed and its seal affixed here into by its officers thereunto duly authorized, and the Executive has signed this Second Addendum, all as of the 29th day of December 1997.

ATTEST:                                           PRESTIGE FINANCIAL CORP.
                                                  Louis R. DeFalco

/s/ [ILLEGIBLE]                                   /s/ Louis R. DeFalco
---------------------------                       ------------------------------
Secretary                                         Chairman of the Board


WITNESS:                                          Robert J. Jablonski

/s/ Deborah A. Fabian                             /s/ Robert J. Jablonski
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